FAT BRANDS

FRESH. AUTHENTIC. TASTY.

Q3 2020 - Earnings Supplement

November 10, 2020

HURRICANE GRILL & WINGS | FATBURGER | Buffalo's | ELEVATION BURGER | PONDEROSA STEAKHOUSE / BONANZA STEAKHOUSE | YALLA mediterranean | Johnny Rockets



LEGAL DISCLAIMER

This earnings supplement of FAT Brands Inc. ("we", "our" or the "Company") contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the future financial and operating results of the Company, the Company's ability to leverage its expertise and infrastructure and successfully integrate and exploit the synergies of its acquisition of Johnny Rockets and other restaurant brands, the Company's ability to conduct future accretive acquisitions, and the effects on our business of the current novel coronavirus pandemic ("COVID-19"). Forward-looking statements generally use words such as "expect," "foresee," "anticipate," "believe," "project," "should," "estimate," "will," "plans," "forecast," and similar expressions, and reflect our expectations concerning the future. It is possible that our future performance may differ materially from current expectations expressed in these forward-looking statements. Forward-looking statements are subject to significant business, economic and competitive risks, uncertainties and contingencies including, but not limited to, uncertainties surrounding the severity, duration and effects of the COVID-19 pandemic, many of which are difficult to predict and beyond our control, which could cause our actual results to differ materially from the results expressed or implied in such forward-looking statements. We refer you to the documents that we file from time to time with the Securities and Exchange Commission, such as our reports on Form 10-K, Form 10-Q and Form 8-K, for a discussion of these and other risks and uncertainties that could cause our actual results to differ materially from our current expectations and from the forward-looking statements contained in this earnings supplement. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this earnings supplement.

Q3 2020
HIGHLIGHTS



FAT BRANDS
FRESH. AUTHENTIC. TASTY.

Q3 2020 HIGHLIGHTS


FATBURGER
63.2% SSS Growth[1]
Q3 v Q2 2020
System-Wide


52.8% Sales Growth[2]
Q3 v Q2 2020
System-Wide
ELEVATION BURGER


$73.1m
System-Wide Sales[2]
PONDEROSA
BONANZA


12 New Store Openings
in Q3 2020[3]


45 New Store Openings
YTD 11/6/2020[3]


THE QUAD CHALLENGE
$0.62m Adj. EBITDA[4]

1. Same-store sales growth reflects the change in year-over-year sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year. For 2020, the comparable store base does not include Elevation Burger and Johnny Rockets stores as we did not own the brands for the full year of 2019.
2. System-wide sales growth reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period.
3. New store openings reflects the number of stores opened during a particular reporting period. The total number of new stores per reporting period and the timing of store openings has, and will continue to have, an impact on our results. Includes 5 new store openings for Johnny Rockets in Q3 2020, 14 new store openings for Johnny Rockets YTD Q3 2020 and 17 new store openings for Johnny Rockets YTD 11/6/2020.
4. EBITDA, a non-GAAP measure, is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA, a non-GAAP measure, is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising gains and / or losses, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

SYSTEMWIDE SALES IMPROVEMENTS[1]

Systemwide sales improved 53% in Q3 2020 from Q2 2020 as dining rooms continued re-opening

- Q3 2020 improvements were bolstered by continuous improvement each month as systemwide sales increased from $21.2m in July to $29.6m in September, a 40% increase

Systemwide Sales



2020 by Quarter
$84.7m
53% Increase
$73.1m
$47.6m
Q1 2020
Q2 2020
Q3 2020
Q3 2020 by Month
40% Increase
$29.6m
$21.1m
$22.2m
Jul
Aug
Sep

1. System-wide sales growth reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period.

EXAMPLE OF DELIVERY AND TO-GO SALES (FATBURGER)

Third-party delivery ("TPD") promotions in Q2 2020 helped our franchise partners drive delivery and to-go sales to offset the reduction of dine-in business throughout the pandemic.

- Began rollout of Chowly (POS integrator for third-party platforms) and HNGR (native online-ordering and delivery-as-a-service) in September which drove a 42% increase in TPD sales at domestic Fatburger and Fatburger & Buffalo's Express locations, from $1.3m in August to $1.8m in September[1]

2020 US Fatburger Third-Party Delivery Sales[1]


99% Increase
$0.90m
$0.95m
$1.25m
$1.25m
$1.37m
$1.60m
$1.33m
$1.27m
$1.79m
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep

1. Represents sales for all Fatburger and co-branded Fatburger & Buffalo's Express restaurants located in the US from Postmates, Grubhub, UberEats, DoorDash and HNGR.

FY 2019 HIGHLIGHTS

Royalties



23% Increase
$12.1m
$14.9m
FY 2018
FY 2019

Total Revenue



26% Increase
$17.8m
$22.5m
FY 2018
FY 2019

Adj. EBITDA[1]



54% Increase
$5.0m
$7.7m
FY 2018
FY 2019

Adj. EBITDA Margin[2]



775bps Increase
33.9%
41.7%
FY 2018
FY 2019

1. EBITDA, a non-GAAP measure, is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA, a non-GAAP measure, is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising restaurant costs and expenses, net of revenue, gains from refranchising of restaurants, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.
2. Adjusted EBITDA Margin represents adjusted EBITDA as a percentage of total revenue excluding advertising fees.

Q3 2020

FINANCING UPDATE


FATBURGER

FAT BRANDS
FRESH. AUTHENTIC. TASTY.

FINANCING UPDATE

During Q3 2020, successfully raised $49.0m through the debt and equity capital markets to strengthen balance sheet and provide liquidity to execute on growth strategy

Whole Business Securitization

Closed additional $40m tranche (M-2) of Series 2020 notes on 09/21/2020

- Proceeds funded acquisition of Johnny Rockets
- Utilized accordion feature to add the new M-2 tranche to existing facility
- Weighted average interest rate on Series 2020 notes of 8.75% p.a.

Preferred Stock Offering

Raised $9.0m in Series B Cumulative Preferred Stock (NASDAQ: FATBP)and Warrants (NASDAQ: FATBW) that began trading on 07/14/2020

- Converted a portion of existing Series A and Series A-1 Preferred Stock
- Entered into Stock Redemption Agreements with Series A Preferred holders[1]
- Increased equity by $16.6m and insiders converted ~$3m[2]
- Subsequent to the Series B public offering and related transactions, we repurchased from various holders 587,018 warrants to purchase shares of the Company's common stock with a weighted average exercise price of $7.01 per share for $330,000[3]

Tranche	Interest Rate	$ Amount
A-2 Notes[4]	6.50%	$20m
B-2 Notes[4]	9.00%	$20m
M-2 Notes[4]	9.75%	$40m
Sellers Note	6.00%	$5m
Total Debt		**$85m**
Series A Preferred	9.90% Cash / 4.00% PIK	$8m
Series B Preferred	8.25%	$16.6m
Total Debt & Preferred Equity		**$109.6m**

1. Concurrent with the closing of the Public Offering, the Company entered into (i) a Stock Redemption Agreement with a holder of the 80,000 Series A Fixed Rate Cumulative Preferred Stock whereby we agreed to redeem and cancel the 80,000 shares of Series A Preferred stock in tranches every six months through December 31, 2021 and (ii) a Stock Redemption Agreement with a holder of 5,000 Series A Fixed Rate Cumulative Preferred Stock whereby we agreed to redeem and cancel the 5,000 shares of Series A Preferred stock immediately.
2. Insiders and affiliates converted approximately $1.9m of existing Series A Preferred Stock and accrued dividends and approximately $1.0m of existing Series B Preferred Stock and accrued dividends.
3. These warrants had been issued in relation to a 2018 financing.
4. Interest Rate is the stated interest rate and not the effective yield to maturity. As such, original issue discount, if any, is excluded.

Q3 2020

PLATFORM UPDATE


HURRICANE
DOCKSIDE GRILL

FAT BRANDS

FRESH. AUTHENTIC. TASTY.

JOHNNY ROCKETS ACQUISITION

On September 21, 2020, FAT Brands closed on the acquisition of the Johnny Rockets restaurant chain from an affiliate of Sun Capital Partners, Inc. for approximately $25m.

- Transformative transaction strengthens portfolio and diversifies footprint across venue types

Synergy Potential

- Offer Johnny Rockets franchisees the opportunity to establish virtual restaurants with other brands in the FAT portfolio to drive increased AUV
- Integrate corporate functions onto the FAT platform to save on overhead expenses
- Leverage FAT's in-house marketing and production team to reduce marketing costs, freeing up additional advertising funds to be spent directly on media placement
- Across the FAT portfolio, purchasing power will increase to ~$250m per year which will improve prices and margins for franchisees

Pro Forma Summary

	FAT BRANDS As of 9/27/20	Johnny Rockets As of 9/27/20	FAT BRANDS (FRESH. AUTHENTIC. TASTY.) As of 9/27/20
2019 System-Wide Sales	$394m	$316m	$710m
# of Locations	380[1]	322	702
# of Franchisees	176	129	305

1. Includes 356 units open as of 9/27/20, units opened in Q4 2020, and units currently under construction.

Q3 2020 PLATFORM HIGHLIGHTS

6 Continents

305 Franchisees

37 Countries

101 Multi-Unit Franchisees

36 U.S. States

700+ Restaurants[1]

200+ Unit Development Pipeline

FAT BRANDS
FRESH. AUTHENTIC. TASTY.


Existing FAT Brands locations

1. Includes 678 units open as of 9/27/20, units opened in Q4 2020, and units currently under construction.

There is no guarantee that any specific outcome will be achieved. Investments may be speculative, illiquid and there is a risk of loss. Past performance is not indicative of future results. See disclosure at the beginning of this presentation.

GROWTH STRATEGY

Organic Growth Strategy

Robust development pipeline of over 200 new unit commitments includes strong international demand for ownership of US locations

- Through 11/6/20, opened 45 new stores[1]
- Additional 12 new stores scheduled to open in Q4 2020[1]
- Opened 5 ghost kitchens across brands to date, with plans to open 1 more in Q4 2020

M&A Growth Strategy

There are a number of opportunities that we are pursuing to grow the FAT Brands platform by acquiring well-recognized brands.

- Disciplined and elective approach to evaluate potential acquisition targets focused on brands with track record of long-term, sustainable and profitable operating performance
- We plan to fund these acquisitions with a combination of cash-on-hand and our securitization vehicle.

New Store Openings[1]



57
52
12
Q4 Expected
12
Q4 To Date
33
Q3 YTD
2019
2020

1. New store openings reflects the number of stores opened during a particular reporting period. The total number of new stores per reporting period and the timing of store openings has, and will continue to have, an impact on our results. Includes 5 new store openings for Johnny Rockets in Q3 2020, 14 new store openings for Johnny Rockets YTD Q3 2020 and 17 new store openings for Johnny Rockets YTD 11/6/2020.

APPENDIX


FATBURGER
Since 1952

FAT BRANDS
FRESH. AUTHENTIC. TASTY.

CONSOLIDATED STATEMENTS OF OPERATIONS DATA

FAT Brands Inc. Consolidated Statements of Operations Data

	13 weeks ended September 27, 2020	13 weeks ended September 29, 2019	39 weeks ended September 27, 2020	39 weeks ended September 29, 2019
(in thousands)				
Revenues				
Royalties	$ 3,156	$ 3,937	$ 8,678	$ 11,064
Franchise fees	122	1,272	571	2,578
Store opening fees	-	109	-	398
Advertising fees	803	1,151	2,347	3,159
Management fees and other income	8	15	23	54
Total revenues	4,089	6,484	11,619	17,253
Costs and expenses				
General and administrative expenses	2,990	3,422	10,626	9,242
Impairment of assets	753	-	3,927	-
Advertising expenses	814	1,151	2,358	3,159
Refranchising loss (gain)	325	(902)	1,869	(851)
Total costs and expenses	4,882	3,671	18,780	11,550
(Loss) income from operations	(793)	2,813	(7,161)	5,703
Other income (expense), net				
Interest expense, net	(446)	(1,975)	(3,285)	(5,357)
Change in fair value - derivative liability	(374)	-	887	-
Loss on extinguishment of debt	(88)	-	(88)	-
Gain on contingent consideration payable adjustment	1,680	-	1,680	-
Other income (expense), net	(566)	(56)	(627)	(157)
Total other income (expense), net	206	(2,031)	(1,433)	(5,514)
(Loss) income before provision for income taxs (benefit)	(587)	782	(8,594)	189
Income tax (benefit) expense	(19)	(372)	(1,405)	253
Net (loss) income	$ (568)	$ 1,154	$ (7,189)	$ (64)
Basic and diluted (loss) income per share	$ (0.05)	$ 0.10	$ (0.60)	$ (0.01)

CONSOLIDATED BALANCE SHEET

Consolidated Balance Sheet for FAT Brands Inc. as of September 27, 2020

		As of September 27, 2020
(in thousands)		
Cash and restricted cash	$	14,268
Total assets	$	149,593
Total liabilities	$	137,111
Total stockholders' equity	$	12,482

CONSOLIDATED EBITDA AND ADJUSTED EBITDA RECONCILIATION

FAT Brands Inc. Consolidated EBITDA and Adjusted EBITDA Reconciliation

	13 weeks ended September 27, 2020		13 weeks ended September 29, 2019		39 weeks ended September 27, 2020		39 weeks ended September 29, 2019	
(in thousands)								
Net (loss) income	$	(568)	$	1,154	$	(7,189)	$	(64)
Interest expense, net		446		1,975		3,285		5,357
Income tax (benefit) expense		(19)		(372)		(1,405)		253
Depreciation and amortization		263		258		763		535
EBITDA	$	122	$	3,015	$	(4,546)	$	6,081
Share-based compensation		45		59		61		218
Non-cash lease expenses		91		29		174		153
Acquisition costs		503		50		633		247
Refranchising loss (gain)		325		(902)		1,869		(851)
Impairment loss		753		-		3,927		-
Chainge in fair value - derivative liability		374		-		(887)		-
Loss on extinguishment of debt		88		-		88		-
Gain on contingent consideration payable adjustment		(1,680)		-		(1,680)		-
Adjusted EBITDA	$	621	$	2,251	$	(361)	$	5,848

DEFINITIONS

"EBITDA," a non-GAAP measure, is defined as earnings before interest, taxes, depreciation and amortization. We use the term EBITDA, as opposed to income from operations, as it is widely used by analysts, investors and other interested parties to evaluate companies in our industry. We believe that EBITDA is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. EBITDA is not a measure of our financial performance or liquidity that is determined in accordance with generally accepted accounting principles ("GAAP"), and should not be considered as an alternative to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP.

"Adjusted EBITDA," a non-GAAP measure, is defined as EBITDA (as defined above), excluding expenses related to acquisitions, refranchising restaurant costs and expenses, net of revenue, gains from refranchising of restaurants, and certain non-recurring or non-cash items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. A reconciliation of net income presented in accordance with GAAP to EBITDA and adjusted EBITDA is set forth in the Appendix.

"Same-store sales" or "SSS" a non-GAAP measure, reflects sales for the comparable store base, which we define as the number of stores open and in the FAT Brands system for at least one full fiscal year. For stores that were temporarily closed, sales in the current and prior period are adjusted accordingly. Given our focused marketing efforts and public excitement surrounding each opening, new stores often experience an initial start-up period with considerably higher than average sales volumes, which subsequently decrease to stabilized levels after three to six months. Additionally, when we acquire a brand, it may take several months to integrate fully each location of said brand into the FAT Brands platform. Thus, we do not include stores in the comparable base until they have been open and in the FAT Brands system for at least one full fiscal year. For 2020, the comparable store base does not include Elevation Burger and Johnny Rockets stores as we did not own the brands for the full year of 2019.

"System-wide sales," a non-GAAP measure, reflects the percentage change in sales in any given fiscal period compared to the prior fiscal period for all stores in that brand only when the brand is owned by FAT Brands. Because of acquisitions, new store openings and store closures, the stores open throughout both fiscal periods being compared may be different from period to period.

CONTACT

INVESTOR RELATIONS:

ICR
ASHLEY DESIMONE
IR-FATBRANDS@ICRINC.COM
646-677-1827

MEDIA RELATIONS:

JCONNELLY
ERIN MANDZIK
EMANDZIK@JCONNELLY.COM
862-246-9911